streamex

The Future of Commodity Markets Powered by Institutional Grade Tokenization Infrastructure

December 2025

Corporate Update

Nasdaq: **STEX**

Disclaimers

This presentation has been prepared by Streamex Corp., a company organized under the laws of Delaware ("Streamex" or the "Company"), for informational purposes only and not for any other purpose. This presentation contains summary information about the Company and its activities and is current as of the date of this document. It should be read in conjunction with the Company's periodic and continuous disclosure requirements filed with the U.S. Securities and Exchange Commission, available at https://ir.streamex.com/all-sec-filings and www.sec.gov, respectively.

This presentation and any oral statements made in connection with this presentation are not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This presentation does not constitute either advice or a recommendation regarding any securities. This document is not a prospectus, product disclosure statement or other document under the federal laws of the United States or under any other law. This document has not been registered or approved by regulatory authorities in any jurisdiction. This communication is restricted by law; it is not intended for distribution or use would be contrary to local law or regulation.

The information contained in this document is not intended to be relied upon as advice or a recommendation to investors and is not intended to form the basis of any investment decision in the Company's securities. The information does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. An investor must not act on the basis of any matter contained in this document but must make its own assessment of the Company and conduct its own investigation and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial advisor, professional advisor or consultant before making any investment decision.

Past performance is not indicative of future performance and no guarantee of future returns is implied or given. Nothing contained in this document nor any information made available to you is, or shall be relied upon as a promise, representation, warranty or guarantee as to the past, present or the future performance of the Company.

We have prepared this presentation solely to illustrate the businesses of Streamex, and it does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of Streamex. Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical in nature, including the words "anticipate", "intend", "plan", "goal", "seek", "believe", "project", "estimate", "expect", "strategy", "future", "likely", "may", "should", "will" and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, among others, statements Streamex makes regarding:

- the expected ability of Streamex to execute on its business plan and develop, utilize and commercialize Blockchain technology to power an enterprise-grade on-chain commodity markets, tokenized commodity solutions and treasury management solutions;
- the expected capabilities of the Streamex platform to deliver functionality that provides clients with access to on-chain tools to facilitate the design and instantiation of tokenized structured products and securitization of commodity opportunities and treasury management solutions, and that provides investor end-users with access to such opportunities and an ability to acquire and manage such products within their portfolio;
- the expected usefulness of Blockchain technology as a tool to ensure complete delivery of the on-chain commodity markets, tokenized commodity solutions and treasury management solutions;
- the expected ability of Streamex to leverage Blockchain technology to ensure the delivery of such solutions on the Streamex platform;
- the expected use cases and functionality of the tokenized structured products on the Streamex platform;
- the expected use cases and ability for the Streamex platform and related solutions to solve the pain-points in the incumbent financial services and investment environment within the Gold and commodities markets;
- the expected emergence of a community of clients seeking Blockchain enabled financial services and products and investor end-users and investors within the Streamex ecosystem and Streamex's ability to execute on its expected solutions required to build and scale such a community;
- the ability to realize the anticipated benefits of the merger, including synergies and growth opportunities between Streamex and BioSig, and the integration process' potentially significant costs or disruptions;
- the ability of Streamex to further develop the Streamex platform in the manner and within the time frame currently expected;
- Streamex's expected go-to-market strategy and timeline for growth, product development, market position and expansion; and
- the expected benefits of the merger, including increasing shareholder value, operational efficiencies, synergies, or revenue enhancements, within the anticipated time frame or at all. Integration may be more costly, time-consuming, or difficult than expected, and we may experience unexpected delays or obstacles, including:
- difficulties in consolidating operations, financial reporting, and information technology systems;
- challenges in retaining key employees, customers, suppliers, or other business relationships;
- differences in corporate cultures and management styles;
- unanticipated liabilities or compliance issues;
- adverse effects on our internal controls over financial reporting;
- disruption of ongoing business or operational inefficiencies.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:

- economic and financial conditions, including volatility in interest and exchange rates, commodity and equity prices and the value of financial assets;
- volatility in the capital or credit markets;
- the impact of securities regulation on the ability of Streamex to create a financial and marketplace economy based on the currently intended business model;
- the adequacy of Streamex's working capital and other conditions which may affect our ability to achieve the expected growth, product development, market position and expansion;
- the level of demand and financial performance of online, Blockchain enabled financial services provider and the tokenized investment structures, tools and technology Streamex will deploy, and the growth of clients and users and Blockchain industries in general;
- any changes in client and user demand;
- any developments and changes in laws and regulations, including increased regulation of the Blockchain industry through legislative action and revised rules and standards applied by the applicable securities regulators; and
- any disruptions to our technology network including computer systems and software, as well as natural events such as severe weather, fires, floods and earthquakes or man-made or other disruptions of our operating systems, structures or equipment.

Any forward-looking statement made by Streamex in this presentation is based only on information currently available to Streamex and speaks only as of the date on which it is made. Except as required by applicable securities laws, Streamex undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Unless otherwise indicated, the economic and industry data contained in this Presentation is based upon information from independent industry and

MISSION STATEMENT

Unlock the full potential of commodity assets through **tokenization**

2025 Strategic Achievements:
Expanding Institutional Partnerships & Assets

MonetaryMetals

Exclusive three-year partnership enabling yield-bearing precious metals products offering up to 4% annualized yield.

SIMPLIFY

Letter of Intent to integrate GLDY into ETF structures and co-develop tokenized exchange-traded products.

Chainlink

Official Oracle Provider for GLDY with Proof of Reserves, CCIP and Price Feeds.

SOLANA POLICY INSTITUTE

Participation in the Project Open Coalition to advance regulated on-chain trading of real-world assets.

EMPRESS ROYALTY

Acquired a 9.9% Stake in Empress Royalty Corp. – Strengthens exposure to royalty and streaming assets aligns with growth into tokenized royalties and streams.

2025 Strategic Achievements:
Building a World-Class Team & Advisory Network

Streamex expanded its leadership and advisory capabilities with seasoned industry executives



Strategic Advisor
Frank Giustra
(Wheaton Precious Metals, GoldCorp, Lionsgate Films)



Strategic Advisor
Sean Roosen
(Osisko Group, Osisko Mining, Osisko Gold Royalties)



Chief Investment Officer
Mitch Williams, CFA®
(formerly Oppenheimer Funds and Wafra Inc.)

Strategic Advisors



Mathew August



Trevor Bacon



Kellen Grenier



Board Member
Kevin Gopaul
(formerly Global Head of ETFs, CIO and Canadian CEO at BMO Global Asset Management)



General Counsel
Michael Frisch
(Croke Fairchild Duarte & Beres LLC, formerly CFTC)

GLDY

Inaugural value added RWA stablecoin launch for STEX

GLDY Token: Gold + Yield

- Disruptive stablecoin asset: Gold + up to 4% Yield
- 1 GLDY = 1 fine troy oz of gold bullion
- Gold is leased to generate yield
- Total return to holders = Gold Price Change + Yield Payments
- Eligible to be held by ETFs
- No futures, options, carry cost or contango
- Token is tradeable upon issuance
- Potential tax efficiency due to unique structure



The GLDY token is a security available only to accredited investors. Full terms to be provided via a private placement memorandum (PPM). Final PPM is expected by Q12026. Binding subscriptions will begin once PPM is published. Closing of sales process and token launch expected during 1Q2026.

GLDY Token Pre-Sale Underway

Market Response for GLDY has been extremely positive, spot price gold exposure with yield is attractive

Pre-Sale Launch:

US$100 MILLION

GLDY Launch

- Pre-sale began Nov 10, 2025
- $100M initial issuance size (expandable to $300M)
- Non-binding Indications of interest >$100M
- Streamex committing minimum $5M to buy GLDY
- Tokenization fee waived for launch allocations
- Anticipated closing Q1 2026

The GLDY token is a security available only to accredited investors. Full terms to be provided via a private placement memorandum (PPM). Final PPM is expected by Q12026. Binding subscriptions will begin once PPM is published. Closing of sales process and token launch expected during 1Q2026.

GLDY Value Proposition

GLDY Tokens Unlock Investment Product Previously Unavailable to Public Investors

The ability to earn yield on gold, while maintaining direct exposure to spot gold prices, fundamentally challenges the value proposition of other readily-accessible gold investment products

The market cap of gold ETFs, which provide no yield to unit holders, is over $400 billion[1]

$400 B[1]
Total Gold ETFs Market Cap

No Yield

INVESTOR RETURNS:

Streamex GLDY Token *vs.* Gold ETF Unit



80%
60%
40%
20%
0%
Total Return %
+69%
+44%
Year 0
Year 1
Year 2
Year 3
Year 4
Year 5
Streamex GLDY Token
Gold ETF Unit

Case study assumes an average of 8% annualized spot gold price appreciation, 3% annualized yield passed through GLDY Token, and Gold ETF Unit annual MER of 0.4%

1. Yahoo Finance, all gold ETFs. Data provided as illustrations only. Data does not constitute guidance. Investing entails risk including and up to total loss of capital.

Mitch Williams

Streamex's Chief Investment Officer

Lifetime Value of a GLDY Token

Streamex will capture a variety of fee streams for the lifetime of each token

$1,500+

PER TOKEN

- Lifetime value estimated via 30-year NPV model
- Key inputs include:
  - Recurring lease fees
  - Recurring transfer fees (trading)
  - One-time tokenization fees
- Upside to this estimate as trading volume increases
- Tokens require very low permanent capital allocation from STEX, creating extremely attractive ROIC potential
- Customer acquisition model well-supported by this figure

NPV values are non-cash. Cash is realized over the period of the NPV calculation. These figures are for illustration purposes only. There can be no assurance that the figures in these illustrations will be achieved. NPV assumes 30-year fund life, 8% avg gold price increase, 0.25% tokenization fee, 1% annual lease rate fee, 10 bp token transfer fee rate. Discount rate of 10%.

Highly Scalable GLDY Economics: NPV

Streamex NPV grows with both issuance level and GLDY trading volume

SCENARIO TABLE:

Estimates of Revenue NPV by fund size	Base Case NPV
$1 billion GLDY outstanding	~$400 million
$5 billion GLDY outstanding	~$2 billion

- Durable instruments
- Fee streams persist for life of token
- 10% discount rate assumed
- $4,000 gold price with 8% appreciation assumed
- Moderate levels of token trading assumed

Data is for illustration purposes only. Revenue consists of tokenization fees, yield capture, and trading fees. While management believes this to be a reasonable scenarios, there can be no assurance that the illustrative figures contained herein will be achieved. NPV assumes 30-year fund life, 8% avg gold price increase, 0.25% tokenization fee, 1% annual lease rate fee, 10 bp token transfer fee rate. Discount rate of 10%.

Highly Scalable GLDY Economics: Revenue

Streamex revenue scales with both issuance level and GLDY trading volume

SCENARIO TABLE:

Illustrations of Revenue by fund size	Base Case GLDY Revenue (Annual)
$1 billion GLDY outstanding	~$20 million
$5 billion GLDY outstanding	~$130 million

DRIVERS:

- Lease fees
- Transfer fees
- Tokenization fees

Data is for illustration purposes only. Revenue consists of tokenization fees, yield capture, and trading fees.
While management believes these to be a reasonable scenarios, there can be no assurance that the illustrative figures contained herein will be achieved.

Strategic Roadmap

Strong Capital Position for Long-Term Growth

Streamex enters 2026 with a well-capitalized balance sheet, giving the company the resources to scale for years to come

BALANCE SHEET

As of November 30, 2025

Cash + Cash Equivalents	$19.8 million
Gold on Balance Sheet	$11.2 million

This capital foundation allows Streamex to accelerate product development, scale GLDY and future RWA token launches and confidently execute its long-term strategic roadmap with financial stability and operational flexibility

Product Roadmap: Core Token Launches

Streamex technology removes historic counterparty inefficiencies between investors and firms in the commodities space, enabling rapid adoption and value creation in commodity working capital industries.

IN LAUNCH	2026		2027	2027-2028
GLDY: Gold With Yield	**Silver With Yield**	**Royalties + Streams**	**Copper With Yield**	**Oil & Gas With Yield**
$Trillions Total Addressable Market	**$Trillions** Total Addressable Market	**100s of $Billions** Total Addressable Market	**100s of $Billions** Total Addressable Market	**$Trillions** Total Addressable Market

Disruption and High Growth Drivers

Tokenization unlocks value added opportunities and disruption to allow Streamex to create with highly accretive products

OUR APPROACH:

Disrupts traditional futures, options and ETF markets. No contango, roll risk, carry cost.

Provides superior working-capital solutions to commodity-intensive industries

Creates attractive economics for Streamex while delivering value added products to investors

Tokenization Opportunity & Growth

Streamex's growth into 2026 and beyond is driven by using tokenization to disrupt the commodities finance space

STREAMEX'S TOKENIZATION OPPORTUNITY

Use tokenization to create disruptive, value-added structured products for commodities with working-capital requirements, delivering high returns for Streamex while tapping into a vast market potential



Closing Remarks

Q&A

streamex

Adele Carey
Alliance Advisors Investor Relations
acarey@allianceadvisors.com

www.streamex.com
Nasdaq: **STEX**

